                                                                  EXHIBIT 10.V.1

                               FIRST AMENDMENT TO
                              AMENDED AND RESTATED
                      LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                              AGUAYTIA ENERGY, LLC

         This FIRST AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF AGUAYTIA ENERGY, LLC (this "Amendment") is made and entered into as of January 19, 1996, by and among The Maple Gas Development Corporation, a Cayman Islands limited liability company ("Maple"), P.I.D.C Aguaytia, L.L.C., a Delaware limited liability company ("PanEnergy"), EPED Aguaytia Company, a Cayman Islands company ("El Paso"), IGC Aguaytia Partners, L.L.C., a Cayman Islands limited liability company ("Illinova"), Scudder Latin American Power I-P, L.D.C., a Cayman Islands limited duration company ("Scudder"), and PMDC Aguaytia, Ltd., a Cayman Islands limited life company ("PMDC").

                                    RECITALS

         Effective as of November 30, 1995, The Maple Gas Corporation del Peru Ltd., a British Virgin Islands corporation (the "Original Maple Member"), The Maple Gas Corporation, a Delaware corporation, PanEnergy, El Paso, Illinova,Scudder and PMDC entered into that certain Amended and Restated Limited Liability Company Agreement of Aquaytia Energy, LLC (such agreement being herein referred to as the "LLC Agreement"), pursuant to which such parties formed a Delaware limited liability company known as "Aguaytia Energy, LLC" (such limited liability company being herein referred to as the "Company").

         Maple, as the successor to the interest of the Original Maple Member in and to the Company, PanEnergy, El Paso, Illinova, Scudder and PMDC desire to amend the LLC Agreement as herein provided.

                                   AGREEMENT

         NOW, THEREFORE, for and in consideration of the mutual covenants, rights and obligations set forth herein, the benefits to be derived therefrom, and other good and valuable consideration, the receipt and the sufficiency of which each party hereto acknowledges and confesses, the parties hereto agree as follows:

         1. DEFINITIONS. Any capitalized term used herein but not defined shall have the meaning given such term in the LLC Agreement.

         2. ALLOCATION OF MAPLE COMMITMENT AMONG SCUDDER, ILLINOVA AND PMDC. The Members acknowledge and agree that, pursuant to the terms of clause
(B) of the proviso contained in the last sentence of Section 4.1(a) of the LLC Agreement, Maple's right to receive the Units designated on Exhibit A to the LLC Agreement as being issued to Maple in respect of its Commitment terminated and

Maple has no further rights or obligations with respect thereto. The Members hereby agree that the Commitment that Maple would have been obligated to contribute to the Company, and the Units that Maple would have been entitled to in exchange for such Commitment, had Maple satisfied the requirements of clause
(A) of the proviso contained in the last sentence of Section 4.1(a) of the LLC Agreement (the "Requirements"), shall be allocated among Scudder, Illinova and PMDC as follows:

                                      PORTION OF
                                      COMMITMENT             ADDITIONAL UNITS
                                       ASSUMED                TO BE RECEIVED
           Scudder                    $3,001,000                    3,001

           Illinova                    1,166,000                    1,166

           PMDC                        1,166,000                    1,166
                                       ---------                    -----

                   Total              $5,333,000                    5,333

In order to give full effect to such agreement, the Members further agree as follows:

                   (a) the Initial Advanced Amount required to be contributed by each of Scudder, Illinova and PMDC to the Company shall be increased by a portion of the Initial Advanced Amount that Maple would have been obligated to contribute, had it satisfied the Requirements, that bears the same ratio that the number of additional
        Units to be received    by such Cash Member bears to the number 5,333,
        it being agreed that such Capital Contribution shall be made contemporaneously with the next Capital Contribution required to be made by the Cash Members pursuant to Section 4.1(b) of the LLC Agreement;

                   (b) contemporaneously with the execution of this Amendment by Scudder, Illinova and PMDC, the number of Units that the Company shall be deemed to have issued to each of Scudder, Illinova and PMDC pursuant to the third sentence of Section 4.1(a) of the LLC Agreement shall be increased by the number of additional Units to be received by such Cash Member as specified in the table set forth above;

                   (c) the Commitments of Scudder, Illinova and PMDC for purposes of the LLC Agreement shall be increased by the portion of the Maple Commitment specified as being assumed by such Cash Member in the table set forth above; and

                   (d) Exhibit A to the LLC Agreement is hereby deleted and replaced in its entirety with the form of Exhibit A attached to this Amendment, which exhibit has been modified to reflect (i) the fact that Maple has succeeded to the interest of the Original Maple Member in and to the Company and (ii) the effect of the agreements described in subparagraphs (a)-(c) immediately above.

                 3. REPRESENTATIONS AND WARRANTIES. Each of Scudder, Illinova and PMDC hereby represents and warrants to the Company and each other Member that:

                  (a) It is a duly organized, validly existing entity of the type described in the introduction to this Amendment and is in good standing under the laws of the jurisdiction of its formation. It has all requisite power and authority to enter into and to perform its obligations under this Amendment.

                  (b) Its execution, delivery, and performance of this Amendment have been duly authorized, and do not and will not (A) violate any law, rule, regulation, order, or decree applicable to it,
        (B) violate its organizational documents or (C) contravene or constitute a default or breach under any instrument, indenture, agreement or other obligation to which it or one of its Affiliates is a party or by which it or such Affiliate is bound.

                  (c) This Amendment is a legal and binding obligation of that Member, enforceable against that Member in accordance with its terms, except to the extent enforceability is modified by bankruptcy, reorganization and other similar laws affecting the rights of creditors generally and by general principles of equity.


        4.       MISCELLANEOUS


                  (a) Except to the extent amended by the terms of this Amendment, the LLC Agreement is hereby ratified and confirmed and, as hereby amended, shall remain in full force and effect in accordance with its terms, conditions and provisions.

                  (b)     This amendment may be executed in any number of

        counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument.

                  (c) In connection with this Amendment and the transactions contemplated hereby, each Member shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Amendment.

                  (d) This Amendment has been drafted and executed in English, and the English version shall prevail over any translations.

                  (e)     The Representative of each Member joins herein for

        the purpose of evidencing its adoption, execution and agreement to the terms of this Amendment as required by Section 14.5 of the LLC Agreement.

                  (f) All references herein to dollars ($) shall mean dollars of the United States of America.

                 IN WITNESS WHEREOF, the Members and their respective Representatives have executed this Amendment as of the date first set forth above.

                                        MEMBERS:

                                      THE MAPLE GAS DEVELOPMENT CORPORATION

                                      By: /s/ REX W. CANON
                                         ---------------------------------------
                                      Name:  Rex W. Canon
                                           -------------------------------------
                                      Title:  Authorized Representative
                                            ------------------------------------

                                      /s/ REX W. CANON
                                      ------------------------------------------
                                      REX W. CANON
                                      Management Committee Representative for
                                      The Maple Gas Development Corporation



                                      P.I.D.C. AGUAYTIA, L.L.C.

                                      By: /s/ JOHN T. SICKMAN
                                         ---------------------------------------
                                      Name: John T. Sickman
                                           -------------------------------------
                                      Title: Vice President
                                            ------------------------------------

                                      /s/ JOHN T. SICKMAN
                                      ------------------------------------------
                                      JOHN T. SICKMAN
                                      Management Committee Representative for
                                      P.I.D.C. Aguaytia, L.L.C.



                                      EPED AGUAYTIA COMPANY

                                      By: /s/ JOHN R. CUNNINGHAM
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                      /s/ JOHN R. CUNNINGHAM
                                      ------------------------------------------
                                      John R. Cunningham
                                      Management Committee Representative for
                                      EPED Aguaytia Company

                                        IGC AGUAYTIA PARTNERS, L.L.C.


                                        By: /s/ JON C. BANCKS
                                           -------------------------------------
                                        Name: Jon C. Bancks
                                             -----------------------------------
                                        Title: Business Development Manager
                                              ----------------------------------

                                        /s/ JON C. BANCKS
                                        ----------------------------------------
                                        JON C. BANCKS
                                        Management Committee Representative for
                                        IGC Aguaytia Partners, L.L.C.



                                        SCUDDER LATIN AMERICAN POWER I-P, L.D.C.


                                        By: /s/ J. SCOTT SWENSEN
                                           -------------------------------------

                                        Name: J. Scott Swenson
                                             -----------------------------------

                                        Title: Head Portfolio Manager
                                              ----------------------------------

                                        /s/ J. SCOTT SWENSON
                                        ----------------------------------------
                                        J. SCOTT SWENSEN
                                        Management Committee Representative for
                                        Scudder Latin American Power I-P, L.D.C.




                                        PMDC AGUAYTIA, LTD.


                                        By: /s/ PAUL T. CHAMPAGNE
                                           -------------------------------------

                                        Name: Paul T. Champagne
                                             -----------------------------------

                                        Title: Vice President
                                              ----------------------------------

                                        /s/ PAUL T. CHAMPAGNE
                                        ----------------------------------------
                                        PAUL T. CHAMPAGNE
                                        Management Committee Representative for
                                        PMDC Aguaytia Ltd.

                              SECOND AMENDMENT TO
                              AMENDED AND RESTATED
                      LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                              AGUAYTIA ENERGY, LLC

         This SECOND AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY
COMPANY AGREEMENT OF AGUAYTIA ENERGY, LLC (this "Amendment") is made and entered into as of March 12, 1996, by and among the Maple Gas Development Corporation, a Cayman Islands limited liability company ("Maple"), P.I.D.C. Aguaytia
L.L.C., a Delaware limited liability company ("PanEnergy") EPED Aguaytia Company, a Cayman Islands company ("El Paso") IGC Aguaytia Partners, L.L.C., a Cayman Islands limited liability company ("Illinova"), Scudder Latin American Power I-P, L.D.C., a Cayman Islands limited duration company ("Scudder"), and PMDC Aguaytia, LTD., a Cayman Islands limited life company "(PMDC").

                                    RECITALS

         Effective as of November 30, 1995, The Maple Gas Corporation del Peru Ltd., a British Virgin Islands corporation (the "Original Maple Member"), The Maple gas Corporation, Delaware corporation, PanEnergy, El Paso, Illinova, Scudder and PMDC entered into that certain Amended and Restated Limited Liability Company Agreement of Aguaytia Energy, LLC (such agreement being herein referred to as the "LLC Agreement"), pursuant to which such parties formed a Delaware limited liability company known as "Aguaytia Energy, LLC" (such limited liability company being herein referred to as the "Company").

         Maple, as the successor to the interest of the Original Maple Member in and to the Company, PanEnergy, El Paso, Illinova, Scudder and PMDC desire to amend the LLC Agreement as herein provided.

                                   AGREEMENT

         NOW, THEREFORE, for and in consideration of the mutual covenants, rights and obligations set forth herein, the benefits to be derived therefrom, and other good and valuable consideration, the receipt and the sufficiency of which each party hereto acknowledges, and confesses, the parties hereto agree as follows:

         1. Definitions. Any Capitalized term used herein but not defined shall have the meaning given such term in the LLC agreement.

         2.      Amendments. The LLC Agreement is hereby amended as follows:

                 (a) Delete subparagraph(i) of Section 2.4(a) of the Agreement and substitute the following subparagraph:

                 "(i) through one or more Entities, invest in, own and dispose of interest in the Project and manage assets and supervise the operation of facilities in connection therewith, provided that the natural gas produced in connection with the Gas Project shall, unless the Management Committee otherwise directs, at all times be use predominantly in connection with the Power Project,"

                          (b)     Delete exhibit 4.1 (b) of the Agreement and
substitute the attached new Exhibit 4.1(b).

                 3.       Miscellaneous.

                          (a)     Except to the extent amended by the terms of
this Amendment, the LLC Agreement is hereby ratified and confirmed and, as hereby amended, shall remain in full force and effect in accordance with its terms, conditions and provisions.

                          (b)     This Amendment may be executed in any number
of counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument.

                          (c)     In connection with this Amendment and the
transactions contemplated hereby, each Member shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Amendment.

                          (d)     This Amendment has been drafted and executed
in English, and the English version shall prevail over any translations.

                          (e)     The Representative of each Member joins
herein for the purpose of evidencing its adoption, execution and agreement to the terms of this Amendment as required by Section 14.5 of the LLC Agreement.

                          (f)     All references herein to dollars ($) shall
mean dollars of the United States of America.



         IN WITNESS WHEREOF, the Members and their respective Representatives have executed this Amendment as of the date first set forth above.

         IN WITNESS WHEREOF, the Members and their respective Representatives have axecuted this Amendment as of th date first set forth above.

                                      MEMBERS:

                                      THE MAPLE GAS DEVELOPMENT CORPORATION


                                      BY:/s/ REX W. CANON
                                         ---------------------------------------
                                      Name: Rex W. Canon
                                           -------------------------------------
                                      Title: Authorized Representative
                                            ------------------------------------

                                       /s/ REX W. CANON
                                      ------------------------------------------
                                      REX W. CANON


                                      Management Committee Representative for
                                      The Maple Gas Developement Corporation

                                      P.I.D.C. AGUAYTIA, L.L.C.


                                      By: /s/ JOHN T. SICKMAN
                                         ---------------------------------------
                                      Name: John T. Sickman
                                           -------------------------------------
                                      Title: Vice President
                                            ------------------------------------


                                      JOHN T. SICKMAN


                                      Management Committee Representative for
                                      P.I.D.C. Aguaytia L.L.C.


                                      EPED AGUAYTIA COMPANY

                                      BY:/s/ JOHN R. CUNNINGHAM
                                         ---------------------------------------
                                      Name: John R. Cunningham
                                           -------------------------------------
                                      Title: Authorized Representative
                                            ------------------------------------

                                      /s/ JOHN R. CUNNINGHAM
                                      ------------------------------------------
                                      John R. Cunningham
                                      Management Committee representattive for
                                      EPED Aguaytia Company

                                        IGC AGUAYTIA PARTNERS, L.L.C.


                                        By: /s/ JON BANCKS
                                           -------------------------------------
                                        Name: Jon Bancks
                                             -----------------------------------
                                        Title: AUTHORIZED REPRESENTATIVE
                                              ----------------------------------

                                           /s/ JON BANCKS
                                        ----------------------------------------
                                        JOHN C. BANCKS


                                        Management Committee Representative for
                                        IGC Aquaytia Partners, L.L.C.

                                        SCUDDER LATIN AMERICAN POWER I-P, L.D.C.


                                        BY:/s/ JOHN H. NORTHRUP
                                           -------------------------------------

                                        Name: JOHN H. NORTHRUP
                                             -----------------------------------

                                        Title: AUTHORIZED REPRESENTATIVE
                                              ----------------------------------

                                        /s/ JOHN H. NORTHRUP
                                        ----------------------------------------
                                        JOHN H. NORHTRUP

                                        Alternate Management Committee
                                        Representative for Scudder Latin
                                        American Power I-P, L.D.C.


                                        PMDC AGUAYTIA, LTD.


                                        By: /s/ ROGERT D. FAGAN
                                           -------------------------------------

                                        Name: Robert D. Fagan
                                             -----------------------------------

                                        Title: President and Director
                                              ----------------------------------

                                        /s/ ROBERT D. FAGAN
                                        ----------------------------------------
                                        for PAUL T. CHAMPAGNE
                                        Management Committee Representative for
                                        PMDC Aguaytia Ltd.